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                                                                   EXHIBIT 10.42

                             FIRST AMENDMENT TO THE
                     CALL CENTER SERVICES AGREEMENT BETWEEN
       UNITED PARCEL SERVICES OASIS SUPPLY CORPORATION ("UPS") AND RMH
                              TELESERVICES, INC.

     COME NOW United Parcel Services OASIS Supply Corporation ("UPS") and RMH Teleservices, Incorporated ("RMH"), and in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree to amend the Call Center Services Agreement, as follows:

     This Amendment is entered into effective October 22, 2001.

1. Schedule C, Section 1 RMH PRICING of the Agreement is amended by adding the following:

     1.2  Outbound Customer Service Survey Program

     1.2.1  RMH shall be compensated as follows:

            [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] per System Hour ("Base Rate")

            [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] Program set up fees

            [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] per hour will apply for any changes to the program requiring new programming. These charges will be approved in writing by UPS prior to any programming changes.

2. Except as otherwise expressly set forth herein, the terms and conditions contained in the Agreement are unchanged.

3. This Amendment, together with the Agreement (together the "Agreement"), constitutes the entire Agreement between the Parties with respect to the subject matter hereof and all prior agreements and representations of the Parties related to these matters, whether written or oral, are merged herein and shall be of no further force or effect. This Agreement cannot be changed or modified except in writing signed by both Parties.

IN WITNESS WHEREOF, RMH and UPS have caused this Amendment to be signed and delivered by their duly authorized officers, as of the date first written above.

United Parcel Services OASIS Supply        RMH Teleservices, Inc.
Corporation ("UPS")

By: /s/ Linda F. Skyrme                    By: /s/ Paul J. Burkitt
   -----------------------------              --------------------------
Name:  Linda F. Skyrme                     Name: Paul J. Burkitt
       -------------------------                ------------------------
Title: Vendor Relation Manager             Title: EVP Sales & Marketing
       -------------------------                 -----------------------

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